                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  October 26, 2004

                                  MetLife, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-15787                                      13-4075851
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    (Commission File Number)                   (IRS Employer Identification No.)


      200 Park Avenue, New York, New York                      10166-0188
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   (Address of Principal Executive Offices)                    (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On October 27, 2004, MetLife, Inc., a Delaware Corporation (the "Company"), issued (i) a press release announcing its results for the quarter ended September 30, 2004, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and (ii) a Quarterly Financial Supplement for the quarter ended September 30, 2004, a copy of which is attached hereto as
Exhibit 99.2 and is incorporated herein by reference. The press release and the Quarterly Financial Supplement are furnished and not filed pursuant to Instruction B.2 of Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On October 26, 2004, the Company issued a press release announcing that James M. Kilts was elected to its Board of Directors, effective January 1, 2005. Mr. Kilts was also appointed to serve on the Compensation Committee, the Governance Committee and the Sales Practices Compliance Committee of the Board effective January 1, 2005. A copy of the press release is attached hereto as
Exhibit 99.3 and is incorporated herein by reference.

Item 8.01.  Other Events.

     On October 26, 2004, the Company issued a press release announcing that its Board of Directors has authorized an additional $1 billion common stock repurchase program. A copy of the press release is attached hereto as Exhibit
99.4 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable

     (c) 99.1 Press Release of MetLife, Inc. (the "Company") dated October 27, 2004, announcing third quarter 2004 results.

          99.2 Quarterly Financial Supplement for the quarter ended September 30, 2004.

          99.3 Press Release of the Company dated October 26, 2004 announcing election of James M. Kilts to the Board of Directors of the Company.

          99.4 Press Release of the Company dated October 26, 2004 announcing authorization of common stock repurchase program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                METLIFE, INC.

                                By:   /s/ Gwenn L. Carr
                                      ------------------------------------------
                                      Name: Gwenn L. Carr
                                      Title: Senior Vice-President and Secretary

Date: October 27, 2004

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number        Exhibit
-------       -------

99.1 Press Release of MetLife, Inc. (the "Company"), dated October 27, 2004, announcing third quarter 2004 results.

99.2          Quarterly Financial Supplement for the quarter ended September 30,
              2004.

99.3 Press Release of the Company dated October 26, 2004 announcing election of James M. Kilts to the Board of Directors of the Company.

99.4 Press Release of the Company dated October 26, 2004 announcing authorization of common stock repurchase program.